UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                     of 1934

      Date of Report (Date of earliest event reported): September 10, 2002

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

  State of New Jersey                 001-09120                  22-2625848
-----------------------              -----------             -------------------
(State of incorporation              (Commission             (I.R.S. Employer
   or organization)                  File Number)            Identification No.)

                               80 Park Plaza, T-4
                            Newark, New Jersey 07102
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (973) 430-7000

                               http://www.pseg.com
                         (Registrant's internet address)


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ITEM 7. Financial Statements and Exhibits.

      The following exhibits are filed with reference to the Registration Statement on Form S-3 (File Nos. 333-86372 and 333-86372-01) of Public Service Enterprise Group Incorporated ("PSEG").

Exhibit
Number                              Description
-------                             -----------

4.1 First Supplemental Indenture, dated as of September 10, 2002, between PSEG and Wachovia Bank, National Association, as Trustee.

4.2         Form of Senior Deferrable Note (included in Exhibit 4.1).

4.3 Amended and Restated Trust Agreement of PSEG Funding Trust I, dated as of September 10, 2002.

4.4         Form of Preferred Trust Security, which is a component of the
             Corporate Units of PSEG (included in Exhibit 4.3).

4.5 Preferred Trust Securities Guarantee Agreement, dated as of September 10, 2002, between PSEG, as Guarantor and Wachovia Bank, National Association, as Guarantee Trustee.

4.6 Purchase Contract Agreement, dated as of September 10, 2002, between PSEG and Wachovia Bank, National Association, as Purchase Contract Agent.

4.7         Form of Corporate Units Certificate (included in Exhibit 4.6).

4.8 Pledge Agreement, dated as of September 10, 2002, among PSEG, The Bank of the New York, as Collateral Agent, and Wachovia Bank, National Association, as Purchase Contract Agent.

4.9 Remarketing Agreement, dated as of September 10, 2002, among PSEG, PSEG Funding Trust I, Wachovia Bank, National Association, as Purchase Contract Agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Remarketing Agent.

5.1         Opinion of James T. Foran.

5.2         Opinion of Richards, Layton & Finger, P.A.

5.3         Opinion of Ballard Spahr Andrews and Ingersoll LLP.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             PUBLIC SERVICE ENTERPRISE GROUP
                                             INCORPORATED

                                             By: /s/ Morton A. Plawner
                                                 -------------------------------
                                             Name:  Morton A. Plawner
                                             Title: Treasurer

Date: September 10, 2002